MAVERICK ENGINEERING, INC.

Page

Unaudited Financial Statements

Balance Sheet — March 31, 2008	F-1

Statements of Operations — For the three months ended March 31, 2008 and 2007	F-2

Statements of Cash Flows — For the three months ended March 31, 2008 and 2007	F-3

Notes to Financial Statements	F-4

MAVERICK ENGINEERING, INC.
BALANCE SHEET
March 31, 2008
(Unaudited)

ASSETS

Current Assets:
Cash	$71,131
Accounts receivable:
Trade, net of $94,942 allowance for doubtful accounts	3,935,841
Unbilled receivable on completed contract	537,258
Prepaid expenses	181,791
Assets of discontinued component	116,046
Total current assets	4,842,067

Property, net	1,558,601

Other Assets:
Goodwill	3,878,873
Deferred financing costs, net	5,647
3,884,520

Total Assets	$10,285,188

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Notes payable and current maturities of long-term debt	$609,453
Current maturities of capital lease obligations	256,215
Accounts payable	420,738
Salaries payable	518,148
Accrued vacation	488,808
Accrued rent expense	188,076
Other accrued liabilities	604,683
Accrued nonrecurring settlement	262,500

Total current liabilities	3,348,621

Long-Term Liabilities:
Long-term debt, net of current maturities	4,818,103
Capital lease obligations, net of current maturities	295,076
5,113,179
Commitments and Contingencies

Stockholders’ Equity:
Common stock - $1 par value, 1,000,000 shares
authorized, 120,878 shares issued and outstanding	120,878
Additional paid-in capital	4,822,405
Accumulated deficit	(3,119,895)
Total Stockholders' Equity	1,823,388

Total Liabilities and Stockholders' Equity	$10,285,188

MAVERICK ENGINEERING, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	2008	2007

Revenues	$9,683,121	$8,238,303

Cost of Revenues	8,575,771	6,658,178

Gross profit	1,107,350	1,580,125

General and Administrative Expenses	1,126,429	1,130,954
	(19,079)	449,171

Other Income (Expense):
Other income	674	138
Interest expense	(105,671)	(131,074)
	(104,997)	(130,936)

Income (loss) from continuing operations
before income taxes	(124,076)	318,235

Income taxes - state	29,049	24,715

Income (loss) from continuing operations	(153,125)	293,520

Loss From Operations of Discontinued Component	-	(12,656)

Net income (loss)	$(153,125)	$280,864

MAVERICK ENGINEERING, INC.
STATEMENT OF CASH FLOWS

	For the Three Months Ended
	2008	2007

Cash Flows from Operating Activities:
Income (loss) from continuing operations	$(153,125)	$293,520
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities:
Loss from operations of discontinued component	-	(12,656)
Depreciation and amortization	143,655	140,868
Loss on sale of assets	20,202	-
Changes in operating assets and liabilities:
Accounts receivable, net	1,976,907	201,602
Prepaid expenses	(4,468)	34,911
Accounts payable	(1,716,358)	204,164
Accounts payable and accrued liabilities	(342,497)	(222,141)
Assets of discontinued component	22,723	67,576
Liabilities of discontinued component	(71,489)	-
Total adjustments	28,675	414,324
Net cash provided by (used in) operating
activities	(124,450)	707,844

Cash Flows from Investing Activities:
Proceeds from sale of property
Purchase of property	(7,494)	(91,379)
Net cash used in investing activities	(7,494)	(91,379)

Cash Flows from Financing Activities:
Proceeds from notes payable and long-term debt	1,545,950	1,129,851
Principal payments on notes payable and long-term debt	(1,297,469)	(1,680,784)
Payments on capital lease obligations	(75,591)	(81,677)
Proceeds from sale of 749 shares of common stock	-	67,410
Net cash provided by (used in) financing
activities	172,890	(565,200)

Net increase in cash	40,946	51,265

Cash, beginning of period	30,185	31,014

Cash, end of period	$71,131	$82,279

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements. Accordingly, these financial statements do not necessarily include all of the information and footnotes required by GAAP for annual financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and such adjustments are of a normal recurring nature. These interim financial statements should be read in conjunction with the annual financial statements as of and for the years ended December 31, 2007 and 2006 and the related notes thereto included elsewhere herein. The results of operations for the three months ended March 31, 2008 are not necessarily indicative of the results for the full fiscal year ending December 31, 2008 or for any other period.

Business Purpose

Maverick Engineering, Inc. (the “Company”) was incorporated in December 1993 in the State of Texas. The Company is engaged in providing engineering and construction services primarily for three types of clients: (1) upstream oil & gas, domestic oil and gas producers and pipeline companies; (2) Industrial, petrochemical and refining plants; and (3) Infrastructure, private and public sectors, including state municipalities, cities, and port authorities. The Company is headquartered in Victoria, Texas and operates primarily in Texas.

Business Acquisition

Effective January 1, 2006, the Company acquired the net assets of MGM Engineering Group, L.L.C. (“MGM”), a Texas limited liability company, which it operated as its Harlingen office. The purchase price of $221,657 was allocated to the fair value of the assets of MGM with the excess being allocated to goodwill as follows:

Property	$171,657
Goodwill	50,000

$221,657

Revenues and Accounts Receivable

Revenues are billed and accounts receivable recorded as services are performed. Most of the Company’s work is performed under time and material projects.

Management periodically reviews all accounts receivable to determine if any are considered delinquent based upon the age of the receivable and the credit worthiness of the parties involved. An allowance for doubtful accounts is recorded for the amount management estimates as uncollectible. An allowance of $94,942 was considered necessary by management at March 31, 2008.

Unbilled receivables represent costs and estimated fees on work for which billings have not been presented to customers. When billed, these amounts are included in accounts receivable - trade. Unbilled accounts receivable include management’s best estimates of the amounts expected to be realized on the work that has been performed to date.

Property

Property is recorded at cost. Improvements or betterments of a permanent nature are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred. The cost of assets retired or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses resulting from property disposals are credited or charged to operations currently.

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -(Continued)

The Company computes depreciation using the straight-line method over the estimated useful lives as follows:

Office equipment and furniture	3 - 15 years
Vehicles	5 years
Leasehold improvements	5 years
Machinery and equipment	5 - 7 years

Depreciation expense amounted to approximately $135,000 and $132,000 for the three months ended March 31, 2008 and 2007, respectively.

Income Taxes

The Company elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Under those provisions the stockholders are liable for individual federal income taxes on their respective share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company is subject to franchise taxes in the State of Texas.

Presentation of Sales Taxes

The State of Texas imposes a sales tax on all of the Company’s sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the State. The Company’s accounting policy is to exclude the tax collected and remitted to the State from revenues and cost of revenues.

Goodwill

Goodwill represents the excess of cost over fair value of net assets acquired through acquisitions. Goodwill recorded on acquisitions prior to June 30, 2001 was amortized through December 31, 2001. The Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 142, Goodwill and Other Intangible Assets, issued in June 2001, and amortization of this goodwill ceased as of December 31, 2001. The Company evaluates the goodwill on an annual basis for potential impairment. Goodwill recorded by the Company after June 30, 2001 has not been amortized and is evaluated on an annual basis, or sooner if deemed necessary, in connection with other long-lived assets, for potential impairment. In December 2007, the Company discontinued operations at its Harlingen office (see Business Acquisition above). As a result, the Company determined that goodwill was impaired by $50,000. This has been included in the accompanying statement of operations in loss from operations of discontinued component. Revenues from the Harlingen office amounted to approximately $190,000 for the three months ended March 31, 2007. Management performed an impairment assessment on the remaining goodwill as of March 31, 2008 and 2007, which resulted in no impairment of goodwill. An annual assessment of goodwill is conducted in the fourth quarter of each year.

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Deferred Financing Costs

In April 2005, the Company incurred financing costs associated with the assumption of debt. These costs are being deferred and amortized over the three-year life of the debt.

Amortization expense amounted to approximately $8,500 for the three months ended March 31, 2008 and 2007.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management believes that these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

NOTE 2 - RELATED PARTY TRANSACTIONS

The Company leases office facilities from employees of the Company. The future payments of these leases are included in the operating lease note disclosure (see Note 7).

NOTE 3 - NOTES PAYABLE AND LONG-TERM DEBT

Notes payable and long-term debt at March 31, 2008 consist of the following:

*$3,250,000 revolving line of credit, payable to a financial institution in monthly interest payments at prime plus .25%, principal and unpaid interest due at maturity in April 2011	$3,156,761

*$500,000 term note, payable to a financial institution in monthly principal and interest payments of $10,280 with interest at prime plus .75%, unpaid principal and interest due at maturity in May 2009	345,761

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 3 - NOTES PAYABLE AND LONG-TERM DEBT - (Continued)

*$1,950,000 second term note, payable to a financial institution in monthly installments beginning in July 2007. If balance is greater than or equal to $1,000,000, then payment is equal to principal balance amortized over 48 months. If balance is less than $1,000,000, then principal payment is equal to principal balance amortized over 18 months. Interest payable in monthly installments of prime plus .50%. Principal and unpaid interest due at maturity in April 2011. If any part of Corpus Christi, Texas operations is sold, net proceeds from the sale must be used as prepayment against the note. If unpaid principal at the end of any calendar year, beginning December 31, 2007, is greater than $500,000 and adjusted net income of the Company is positive, 25% of the Company’s net income must be used as prepayment to the financial institution within 120 days after year-end.
$1,584,375

$610,000 note, payable to a related party through common ownership in monthly interest payments at 12%, principal due at maturity in April 2008, collateralized by guaranty of majority stockholder and substantially all assets excluding assets noted below (see “*”)	305,000

Other	35,659

5,427,556

Less: Current maturities	609,453

$4,818,103

*These notes are collateralized by accounts receivable, a $4,000,000 life insurance policy on the majority stockholder, general and limited partnership interests owned by the majority stockholder, and common stock owned by the majority stockholder.

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 3 - NOTES PAYABLE AND LONG-TERM DEBT - (Continued)

Annual maturities of notes payable and long-term debt at March 31, 2008 are as follows:

For the Year Ending March 31:
2009	$609,453
2010	746,967
2011	3,949,261
2012	121,875

$5,427,556

NOTE 4 - OTHER ASSETS

The following is a summary of goodwill and deferred financing costs at March 31, 2008:

Goodwill:
Cost	$3,905,727
Accumulated amortization	(26,854)

$3,878,873
Deferred financing costs:
Cost	$101,663
Accumulated amortization	(96,016)

$5,647

The estimated amortization expenses for deferred financing costs are as follows:

For the Year Ending March 31:
2009	$5,647

NOTE 5 - SUPPLEMENTAL INFORMATION - STATEMENT OF CASH FLOWS

	2008	2007

Interest paid	$128,965	$156,243

A schedule of noncash investing and financing activities and other operating activities is as follows:

	2008	2007

Capital lease obligation issued to acquire property	$128,965	$156,243

Stock issued for debt*		$1,008,000

*Effective January 8, 2007, the holder of the $1,502,000 note, which had a balance of $1,047,783 at December 31, 2006, agreed to exchange $1,008,000 of debt for 11,200 shares of common stock of the Company. The total debt at the time of the exchange was $1,056,567 of principle and accrued interest. The difference between the exchange value and total debt was $48,567 at the time of the exchange. This difference was paid to the note holder in cash.

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 6 - CONCENTRATION RISKS

Financial instruments which potentially subject the Company to concentrations of credit risk principally consist of cash and trade receivables. The Company places its cash in financial institutions. At times, such investments may be in excess of FDIC insurance limits.

The Company had approximately 57% and 74% in 2008 and 2007, respectively, of total revenues concentrated in three and four customers, respectively. At March 31, 2008, the Company had 58% of accounts receivable - trade concentrated in three customers.

NOTE 7 - OPERATING LEASES

The Company leases its general office space and equipment under non- cancellable operating leases. The obligations of the operating leases are summarized as follows:

For the Twelve Months Periods Ending March 31:

2009	$899,773
2010	864,718
2011	920,194
2012	773,330
2013	163,385
Thereafter	315,094

$3,936,494

Rent expense amounted to approximately $225,000 and $194,000 for 2008 and 2007, respectively, which includes approximately $75,250 paid to related parties in the three month period ended March 31, 2007. For the period subsequent to March 31, 2008, there are no related party rental commitments.

NOTE 8 - BENEFIT PLAN

The Company has adopted a defined contribution plan under Section 401(k) of the Internal Revenue Code for the benefit of all employees who have met certain length-of-service requirements. Under this plan, employees may elect to make contributions pursuant to a salary reduction agreement. Each year, the Company may make a matching contribution to the plan on behalf of the participating employees. Employer contributions to the plan are at the discretion of the Company. For the three months ended March 31, 2008 and 2007, employer contributions charged to operations totaled approximately $216,000 and $178,000, respectively.

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 9 - CAPITAL LEASE OBLIGATIONS

The Company leases office equipment and vehicles under capital lease agreements. Depreciation expense for capital leases is included with depreciation on property.

The cost and accumulated depreciation of capital leases at March 31, 2008 are as follows:

Office equipment and furniture	$810,955
Vehicles	371,598
1,182,553
Less: Accumulated depreciation	601,861

$580,692

The following is a schedule of future minimum lease payments under capitalized leases together with the present value of the net minimum lease payments at March 31, 2008:

For the Year Ending March 31:
2009	$293,570
2010	177,076
2011	120,660
2012	74,003
2013	24,858
Total minimum lease payments	690,167
Less: Amount representing interest	138,876
Present value of minimum lease payments	551,291
Less: Current maturities	256,215

$295,076

The effective interest rate on capitalized leases ranges from 5% - 27%.

NOTE 10 - PROPERTY

Property at March 31, 2008 consists of the following:

Office equipment and furniture	$2,671,851
Vehicles	560,718
Leasehold improvements	182,344
Machinery and equipment	469,910
3,884,823
Less: Accumulated depreciation	2,326,222

$1,558,601

MAVERICK ENGINEERING, INC.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

NOTE 11 - INCENTIVE COMPENSATION AGREEMENTS

Pursuant to two executive employee incentive compensation agreements and subject to achievement of performance targets and other conditions as specified in the agreement, the Company will issue annually the lesser of .5% of the issued and outstanding common stock of the Company or the number of shares which would elevate the executive to 3% of the issued and outstanding common stock of the Company. The executives are 100% vested in the stock issued. The Company shall have the right and option to repurchase the stock upon certain events.

There were no shares issued in the three month periods ended March 31, 2008 and 2007.

NOTE 12 - DISCONTINUED OPERATIONS

In October 2007, Maverick Engineering management decided to discontinue the operations of its Harlingen office. Management notified customers of its intention to cease operations by the end of the fourth quarter of 2007.

The amounts reported as assets and liabilities of discontinued operations at March 31, 2008 and 2007 are as follows:

	2008	2007

Accounts receivable	$116,046	$357,036
Goodwill	-	50,000

Assets of discontinued operations	$116,046	$407,036

Notes payable and current maturities
of long-term debt		$63,713
Long-term debt, net of current maturities		3,090

Liabilities of discontinued operations		$66,803

Revenues from the Harlingen office amounted to approximately $0 and $190,000 for the three months ended March 31, 2008 and 2007 respectively.

NOTE 13 - COMMITMENTS AND CONTINGENCIES

During the year ended December 31, 2007, Maverick entered into a settlement agreement regarding a claim of excess billings to a customer for services rendered by Maverick. The settlement resulted in Maverick incurring a liability of $350,000. The liability is to be paid in monthly installments of $29,167 beginning on January 1, 2008. Maverick has recorded a nonrecurring settlement expense of $350,000 for the year ended December 31, 2007.

Financial instruments which potentially subject Maverick to concentrations of credit risk principally consist of cash. Maverick maintains cash with various financial institutions. At times, such amounts may be in excess of FDIC insurance limits.

NOTE 14 - SALE OF COMPANY

On April 29, 2008, the Company was sold to Platinum Energy Resources, Inc., a Delaware corporation. Platinum Energy Resources, Inc., based in Houston, Texas, is a publicly traded company and trades under the ticker symbol PGRI.OB.